Exhibit 32.2

Certification of Principal Financial Officer Pursuant to 18 U.S.C.

Section 1350 as Adopted Pursuant to Section 906 of the Sarbanes- Oxley Act of 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Brian Herb, the Executive Vice President, Chief Financial and Administrative Officer of CCC Intelligent Solutions Holdings Inc. (the “Company”), hereby certify, that, to my knowledge:

1.
The Annual Report on Form 10-K for the year ended December 31, 2022 (the “Report”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 1, 2023
/s/ Brian Herb
Name: Brian Herb
Title: Executive Vice President, Chief
Financial and Administrative Officer